SSGA ACTIVE TRUST

SPDR® Blackstone High Income ETF

SPDR® Blackstone Senior Loan ETF

(each a “Fund”, and together, the “Funds”)

Supplement dated December 16, 2024 to the Prospectus, Summary Prospectuses and Statement of

Additional Information (“SAI”), each dated October 31, 2024, as may be supplemented from time to time

Effective December 31, 2024 (the “Effective Date”), Gordon McKemie will no longer serve as a portfolio manager of the Funds. Accordingly, as of the Effective Date, all references to Mr. McKemie as a portfolio manager of the Funds in the Prospectus, Summary Prospectuses, and SAI are deleted. The remaining portfolio managers of each Fund will continue to serve in such roles.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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